UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2018
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

1001 3rd Avenue South, Minneapolis, Minnesota 55404
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 26, 2018, Sleep Number Corporation and its wholly-owned subsidiary Select Comfort Retail Corporation (collectively, the “Company”) and Synchrony Bank entered into a Third Amendment to Retailer Program Agreement (the “Third Amendment”), which amended the Retailer Program Agreement, dated effective as of January 1, 2014 as amended (the “Agreement”), among the parties. The Third Amendment eliminates the concept of the “Credit Review Point”. The Third Amendment also changes the Financial Covenants in Appendix B of the Agreement by replacing the “Rent Adjusted Net Leverage Ratio” and “Debt Service Coverage Ratio” requirements with “Leverage Ratio” and “Interest Coverage Ratio” requirements. The Company’s purpose in revising the financial covenants in the Agreement as reflected in the Third Amendment is to align the financial covenants and corresponding reporting requirements in the Agreement with those contained in the Amended and Restated Credit and Security Agreement (the “Credit Agreement”) between the Company and U.S. Bank National Association and certain other financial institutions party to the Credit Agreement entered into on February 14, 2018. The Third Amendment also extends the term of the Agreement to December 31, 2023 from December 31, 2020.
The Third Amendment also makes adjustments reflecting market interest rates and to other provisions relating to the amounts payable to the Company with respect to purchases financed pursuant to the Agreement, and provides for how interest rates applied under the Agreement currently based on LIBOR (the “London Interbank Offered Rate”) will be determined if LIBOR ceases to be reported.
The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which the Company will file with the Securities and Exchange Commission as an exhibit to the Company’s Form 10-Q for the period ended June 30, 2018. The Company intends to seek confidential treatment of certain terms of the Third Amendment in connection with the filing of the Third Amendment in accordance with the procedures of the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: July 2, 2018	By: /s/ Mark A. Kimball
Name: Mark A. Kimball
Title: Senior Vice President

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